                                                                    EXHIBIT 99.7

CASE NAME:   KEVCO MANUFACTURING, LP                               ACCRUAL BASIS

CASE NUMBER: 401-40784-BJH-11

JUDGE:       BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                        TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       SEPTEMBER 24, 2001
---------------------------------------             ----------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ Dennis S. Faulkner                                   DEBTOR'S ACCOUNTANT
---------------------------------------             ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                       SEPTEMBER 24, 2001
---------------------------------------             ----------------------------
Printed Name of Preparer                                         Date

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 1

CASE NUMBER:   401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED       MONTH
ASSETS                                                                  AMOUNT        JUL-01          MONTH          MONTH
------                                                                ---------       ------          -----          -----
1.       Unrestricted Cash (FOOTNOTE)                                    41,683        153,739
2.       Restricted Cash
3.       Total Cash                                                      41,683        153,739
4.       Accounts Receivable (Net) (FOOTNOTE)                         7,974,696              0
5.       Inventory (FOOTNOTE)                                        14,793,828              0
6.       Notes Receivable
7.       Prepaid Expenses                                               196,584              0
8.       Other (Attach List)                                                  0              0
9.       Total Current Assets                                        23,006,791        153,739
10.      Property, Plant & Equip. (FOOTNOTE)                         32,082,187      2,220,574
11.      Less: Accumulated Depreciation                              (7,696,543)      (250,320)
12.      Net Property, Plant & Equipment                             24,385,644      1,970,254
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)             8,369,096              0
15.      Other (Attach List)                                         13,541,943     45,814,902
16.      Total Assets                                                69,303,474     47,938,895

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable (FOOTNOTE)                                                       26,492
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                           131,387
23.      Total Post Petition Liabilities                                               157,879

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                                     75,885,064     15,071,491
25.      Priority Debt (FOOTNOTE)                                     1,383,756
26.      Unsecured Debt (FOOTNOTE)                                    5,139,545      2,883,206
27.      Other (Attach List)                                        197,008,999    197,951,008
28.      Total Pre Petition Liabilities                             279,417,364    215,905,705
29.      Total Liabilities                                          279,417,364    216,063,584

EQUITY

30.      Pre Petition Owners' Equity                                              (210,107,292)
31.      Post Petition Cumulative Profit Or (Loss)                                 (18,705,507)
32.      Direct Charges To Equity (Attach Explanation FOOTNOTE)                     60,688,110
33.      Total Equity                                                             (168,124,689)
34.      Total Liabilities and Equity                                               47,938,895

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANUFACTURING, LP                             SUPPLEMENT TO

CASE NUMBER: 401-40784-BJH-11                                  ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                             SCHEDULED          MONTH
ASSETS                                                         AMOUNT           JUL-01            MONTH        MONTH
------                                                       ---------          ------            -----        -----
A.                                                                                     0
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                         0                 0

A.     Goodwill: Consolidated Forest Products (FOOTNOTE)     8,369,096
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            8,369,096                 0

A.     Intercompany Receivables (FOOTNOTE)                  13,541,943        45,814,902
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                               13,541,943        45,814,902

POST PETITION LIABILITIES

A.     Accrued Liabilities (FOOTNOTE)                                            131,387
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                 131,387

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                         68,508,999        69,451,008
B.     10 3/8% Senior Sub. Notes                           105,000,000       105,000,000
C.     Sr. Sub. Exchangeable Notes                          23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27            197,008,999       197,951,008

CASE NAME:   KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 2

CASE NUMBER: 401-40784-BJH-11


INCOME STATEMENT

                                                           MONTH                                                    QUARTER
REVENUES                                                   JUL-01              MONTH              MONTH              TOTAL
--------                                                   ------              -----              -----             -------
1.    Gross Revenues                                             0                                                         0
2.    Less: Returns & Discounts                                                                                            0
3.    Net Revenue                                                0                                                         0

COST OF GOODS SOLD

4.    Material                                                                                                             0
5.    Direct Labor                                                                                                         0
6.    Direct Overhead                                         (393)                                                     (393)
7.    Total Cost of Goods Sold                                (393)                                                     (393)
8.    Gross Profit                                             393                                                       393

OPERATING EXPENSES

9.    Officer / Insider Compensation                        40,500                                                    40,500
10.   Selling & Marketing                                                                                                  0
11.   General & Administrative                               2,320                                                     2,320
12.   Rent & Lease                                               0                                                         0
13.   Other (Attach List)                                   16,267                                                    16,267
14.   Total Operating Expenses                              59,087                                                    59,087
15.   Income Before Non-Operating
      Income & Expense                                     (58,694)                                                  (58,694)

OTHER INCOME & EXPENSES

16.   Non-Operating (Income) (Att List)                   (197,204)                                                 (197,204)
17.   Non-Operating Expense (Att List)                           0                                                         0
18.   Interest Expense                                                                                                     0
19.   Depreciation / Depletion                                                                                             0
20.   Amortization                                                                                                         0
21.   Other (Attach List)                                                                                                  0
22.   Net Other Income & (Expenses)                        197,204                                                   197,204

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                    0
24.   U.S. Trustee Fees                                                                                                    0
25.   Other (Attach List)                                                                                                  0
26.   Total Reorganization Expenses                              0                                                         0
27.   Income Tax                                                                                                           0
28.   Net Profit (Loss)                                    138,510                                                   138,510

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                          SUPPLEMENT TO

CASE NUMBER:  401-40784-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                    MONTH                                                 QUARTER
OPERATING EXPENSES                                 JUL-01           MONTH             MONTH                TOTAL
------------------                                 ------           -----             -----               -------
A.    Payroll & Employee Benefits                    11,684                                                 11,684
B.    Insurance Expense                                 278                                                    278
C.    Utilities and Telephone                         2,248                                                  2,248
D.    Taxes                                           2,057                                                  2,057
E.                                                                                                               0

  TOTAL OTHER OPERATING EXPENSES - LINE 13           16,267                                                 16,267

OTHER INCOME & EXPENSES

A.    Income Statement Adjustments (FOOTNOTE)      (197,204)                                              (197,204)
B.                                                                                                               0
C.

  TOTAL NON-OPERATING INCOME - LINE 16             (197,204)                                              (197,204)

A.                                                                                                               0
B.                                                                                                               0
C.                                                                                                               0
D.

  TOTAL NON-OPERATING EXPENSE - LINE 17                   0                                                      0

REORGANIZATION EXPENSES

A.                                                                                                               0
B.                                                                                                               0
C.                                                                                                               0
D.                                                                                                               0
E.                                                                                                               0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25             0                                                      0

CASE NAME:   KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 3

CASE NUMBER: 401-40784-BJH-11

CASH RECEIPTS AND                                            MONTH                                                       QUARTER
DISBURSEMENTS                                               JULY-01              MONTH               MONTH                TOTAL
-----------------                                           -------              -----               -----               -------
1.    Cash - Beginning Of Month                       SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING LP          SUPPLEMENT TO ACCRUAL BASIS - 3
                                                JULY, 2001
CASE NUMBER:    401-40784-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                       DIST LP     MFG        MGMT     HOLDING     COMP      KEVCO INC    TOTAL
                                                      --------  --------  ----------  --------  ---------   ---------- ----------

 1     CASH-BEGINNING OF MONTH                              --     3,739    5,395,155    4,631      5,668       1,000   5,410,193

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                           --        --                                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                         --        --                                                       --
 4     POST PETITION                                    47,759        --                                                   47,759

 5     TOTAL OPERATING RECEIPTS                         47,759        --           --       --         --          --      47,759

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                               --                                                       --
 7     SALE OF ASSETS                                  482,442    55,779       68,000                                     606,221
 8     OTHER                                                --    50,449       95,885       --         --          --     146,334
        INTERCOMPANY TRANSFERS                          88,194   121,941     (210,135)      --         --                      --
                   SALE EXPENSE REIMBURSEMENT
                   LIFE INSURANCE CASH VALUE
                   RENT
                   PAYROLL TAX ADVANCE RETURNED                                43,264
                   MISC.                                                       43,707                  --
                   INTEREST INCOME                                              8,914

 9     TOTAL NON OPERATING RECEIPTS                    570,636   228,169      (46,250)      --         --          --     752,555

10     TOTAL RECEIPTS                                  618,395   228,169      (46,250)      --         --          --     800,314

11     CASH AVAILABLE                                  618,395   231,908    5,348,905    4,631      5,668       1,000   6,210,507

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                     342,427     9,430      282,924                                     634,781
13     PAYROLL TAXES PAID                                             --      238,878                                     238,878
14     SALES, USE & OTHER TAXES PAID                                  --                                                       --
15     SECURED/RENTAL/LEASES                            15,069     3,223       40,094                                      58,386
16     UTILITIES                                        67,481     3,641       13,097                                      84,219
17     INSURANCE                                                      --      137,376                                     137,376
18     INVENTORY PURCHASES                                            --                                                       --
19     VEHICLE EXPENSE                                                --                                                       --
20     TRAVEL                                            4,264        --                                                    4,264
21     ENTERTAINMENT                                                  --                                                       --
22     REPAIRS & MAINTENANCE                             2,954        74        5,492                                       8,520
23     SUPPLIES                                          3,873        --       30,637                                      34,510
24     ADVERTISING                                                                                                             --
25     OTHER                                           182,327    61,801      183,730       --         --          --     427,858
                LOAN PAYMENTS                                     55,779                                                   55,779
                   FREIGHT                              14,204     3,126                                                   17,330
                   CONTRACT LABOR                          846        --       45,359                                      46,205
                   401 K PAYMENTS                                     --                                                       --
                   PAYROLL TAX ADVANCE ADP                                                                                     --
                   WAGE GARNISHMENTS                                            1,761                                       1,761
                   MISC.                               167,277     2,896      136,610                                     306,783

26     TOTAL OPERATING DISBURSEMENTS                   618,395    78,169      932,228       --         --          --   1,628,792

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                              --      157,275                                     157,275
28     US TRUSTEE FEES                                                --                                                       --
29     OTHER                                                                                                                   --
30     TOTAL REORGANIZATION EXPENSE                         --        --      157,275       --         --          --     157,275

31     TOTAL DISBURSEMENTS                             618,395    78,169    1,089,503       --         --          --   1,786,067

32     NET CASH FLOW                                        --   150,000   (1,135,753)      --         --          --    (985,753)

33     CASH - END OF MONTH                                  --   153,739    4,259,402    4,631      5,668       1,000   4,424,440

CASE NAME:     KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11

                                             SCHEDULED                 MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT                   JUL-01                  MONTH                  MONTH
-------------------------                    ---------                 ------                  ------                 ------
1.    0 - 30                                                                0
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable              7,974,696                      0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)              7,974,696                      0


AGING OF POST PETITION                                          MONTH:  JULY-01
TAXES AND PAYABLES                                                    ----------

                                          0 - 30        31 - 60          61 - 90              91 +
TAXES PAYABLE                              DAYS          DAYS              DAYS               DAYS               TOTAL
-------------                             ------        -------          -------              ----               -----
1.    Federal                                                                                                       --
2.    State                                5,000                                                                 5,000
3.    Local                                                                                                         --
4.    Other (See Below)                   21,492                                                                21,492
5.    Total Taxes Payable                 26,492             --               --                 --             26,492
6.    Accounts Payable                        --                                                 --                 --


                                                               MONTH:   JULY-01
                                                                     ----------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX           AMOUNT WITHHELD                                ENDING TAX
FEDERAL                                   LIABILITY*             AND/OR ACCRUED         (AMOUNT PAID)           LIABILITY
-------                                 -------------           ---------------         -------------          ----------
1.    Withholding **                                                     1,254                 (1,254)                  0
2.    FICA - Employee **                                                   885                   (885)                  0
3.    FICA - Employer **                                                   885                   (885)                  0
4.    Unemployment                                                                                  0                   0
5.    Income                                                                                                            0
6.    Other (Attach List)                                                                                               0
7.    Total Federal Taxes                           0                    3,024                 (3,024)                  0

STATE AND LOCAL

8.    Withholding                                                                                   0                   0
9.    Sales (FOOTNOTE)                          5,000                                               0               5,000
10.   Excise                                                                                                            0
11.   Unemployment                                                                                  0                   0
12.   Real Property                                                                                                     0
13.   Personal Property (FOOTNOTE)             21,492                                               0              21,492
14.   Other (Attach List)                                                                                               0
15.   Total State And Local                    26,492                        0                      0              26,492
16.   Total Taxes                              26,492                    3,024                 (3,024)             26,492

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 5

CASE NUMBER:  401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                               MONTH:  JULY-01
                                                                     -----------

BANK RECONCILIATIONS                          Account # 1             Account # 2
--------------------                         ------------            ------------
A.    BANK:                                 Bank of America        GWJones Exch Bank         Other Accounts           TOTAL
B.    ACCOUNT NUMBER:                         3751764595              0005006226              (Attach List)
C.    PURPOSE (TYPE):                     DIP Disbursement-BB     DIP Disbursement-DF
1.    Balance Per Bank Statement                          6,137                   3,671                 --               9,808
2.    Add: Total Deposits Not Credited                                               --                 --                  --
3.    Subtract: Outstanding Checks                         (777)                   (244)                --              (1,021)
4.    Other Reconciling Items                            (5,057)                      9            150,000             144,952
5.    Month End Balance Per Books                           303                   3,436            150,000             153,739
6.    Number of Last Check Written                N/A                     N/A


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                DATE OF PURCHASE       TYPE OF INSTRUMENT         PURCHASE PRICE       CURRENT VALUE
---------------------------                ----------------       ------------------         --------------       -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments

CASH

12.   Currency On Hand                                                                                                     --
      Reclass to Accounts Payable
13.   Total Cash - End of Month                                                                                       153,739

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANUFACTURING, LP                            SUPPLEMENT TO

CASE NUMBER: 401-40784-BJH-11                                 ACCRUAL BASIS - 5


                                                           MONTH:    JULY-01
                                                                 ---------------

BANK RECONCILIATIONS                                 Account # 3        Account # 4       Account # 5
--------------------                                 -----------        -----------       -----------
A.    BANK:                                          Summit Bank        Summit Bank                            TOTAL
B.    ACCOUNT NUMBER:                                 1-0138099          1-0137836                          OTHER BANK
C.    PURPOSE (TYPE):                                 Depository        Depository                           ACCOUNTS
1.    Balance Per Bank Statement                                                                                     0
2.    Add: Total Deposits Not Credited                                                                               0
3.    Subtract: Outstanding Checks                                                                                   0
4.    Other Reconciling Items                              5,000           145,000                             150,000
5.    Month End Balance Per Books                          5,000           145,000                             150,000
6.    Number of Last Check Written                       N/A                N/A


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                  DATE OF PURCHASE       TYPE OF INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                  ----------------       ------------------        --------------       -------------
A.
B.
C.
D.

    TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                          0                 0

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 6

CASE NUMBER:    401-40784-BJH-11
                                                              MONTH:  JULY-01
                                                                    -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF                              AMOUNT          TOTAL PAID
             NAME                       PAYMENT                              PAID              TO DATE
             ----                       -------                              ------          ----------
1.    Lee Denham                    Payroll/severance                                          134,620
2.    Lee Denham                    Expense Reimb.                                                 254
3.    Jim Connors                   Consulting fees and expenses              9,000            102,897
4.    Jim Connors                   Duo-Form Sale Bonus                      31,500             31,500
5.    (Attach List)
6.    Total Payments To Insiders                                             40,500            269,271


                                 PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                        TOTAL
                                        AUTHORIZING               AMOUNT               AMOUNT      TOTAL PAID             INCURRED
             NAME                         PAYMENT                APPROVED               PAID        TO DATE               $ UNPAID*
             ----                       -----------              --------              ------      ----------             ---------
1.    Gordion Group                      03/20/01                 301,398                            301,398                     --
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                             301,398                  --        301,398                     --

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                               SCHEDULED             AMOUNTS             TOTAL
                                                MONTHLY               PAID               UNPAID
                                               PAYMENTS              DURING               POST
            NAME OF CREDITOR                      DUE                 MONTH             PETITION
            ----------------                   ---------             -------            --------
1.    Bank of America                              N/A                                $ 15,071,491
2.    Status of Leases Payable (FOOTNOTE)                                Unknown
3.
4.
5.    (Attach List)
6.    TOTAL                                    $    --               $     --         $ 15,071,491

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 7

CASE NUMBER:   401-40784-BJH-11
                                                              MONTH:   JULY-01
                                                                    ------------

QUESTIONNAIRE

                                                                                        YES             NO
                                                                                        ---             --
1.   Have any Assets been sold or transferred outside the normal course of                               X
     business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                 X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                     X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                             X

5.   Have any Post Petition Loans been received by the debtor from any party?                            X

6.   Are any Post Petition Payroll Taxes past due?                                                       X

7.   Are any Post Petition State or Federal Income Taxes past due?                                       X

8.   Are any Post Petition Real Estate Taxes past due?                                                   X

9.   Are any other Post Petition Taxes past due?                                                         X

10.  Are any amounts owed to Post Petition creditors delinquent?                                         X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                  X

12.  Are any wage payments past due?                                                                     X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE


INSURANCE

                                                                                        YES             NO
                                                                                        ---             --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                X

2.   Are all premium payments paid current?                                              X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


             TYPE OF POLICY                CARRIER                    PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
             --------------                -------                    --------------             --------------------------
Property                          Lexington, Allianz                  5/29/00-3/1/02             Semi-Annual          $ 26,485
Group Health                      Blue Cross/Blue Shield             Terminated 8/1/01                                     N/A
Auto                              Liberty Mutual                       9/1/00-3/1/02             Semi-Annual             3,333
General Liability                 Liberty Mutual                       9/1/00-3/1/02             Semi-Annual            64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP                      FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40784-BJH-11                                ACCRUAL BASIS

                                                           MONTH: JULY 31, 2001
                                                                 ---------------

DUAL
BASIS
FORM
NUMBER    LINE NUMBER      FOOTNOTE/EXPLANATION
------    -----------      --------------------
1                 1        Pursuant to the February 12, 2001 Order (1) Authorizing
3                 1        Continued Use of Existing Forms and Records; (2) Authorizing
                           Maintenance of Existing Corporate Bank Accounts and Cash
                           Management System; and (3) Extending Time to Comply with 11
                           U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily
                           into Kevco's lead account number 1295026976. The Bank of
                           America lead account is administered by, and held in the
                           name of, Kevco Management Co. (co-debtor, Case No.
                           401-40788-BJH-11). Accordingly, all cash receipts and
                           disbursements flow through Kevco Management's Bank of
                           America DIP account. A schedule allocating receipts and
                           disbursements among Kevco, Inc. and its subsidiaries is
                           included in this report as a Supplement to Accrual Basis -3.
                           Debtor maintains two small petty cash accounts that are
                           included in the cash supplement schedule.

1                 4,5      Pursuant to Asset Purchase Agreements approved by the Court
1                 10,14    (see prior Monthly Operating Reports for details), the Kevco
1                 24       Debtors have sold most of their assets except for certain
1                 26       items of real property currently being marketed.


1                 15A      Intercompany receivables/payables are from/to co-debtors
1                 27A      Kevco Management Co. (Case No. 401-40788-BJH-11), Kevco
7                 3        Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding,
                           Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                           No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH-11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11).

1                 18       Sales and property tax owing are accruals only and not yet
4                 9, 13    due.


1                 22A      The Debtor records on its books accruals for certain
                           liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the
                           estimated amounts were not. Accordingly, for purposes of
                           this report, the accrued liabilities are reflected as
                           post-petition "Accrued Liabilities."

1                 25       Pursuant to Order dated February 12, 2001 and Supplemental
                           Order dated March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of
                           $4,300 per employee. Debtors were also (a) allowed to pay
                           accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as
                           scheduled.

1                 32       The direct charges to equity are due to secured debt
                           reductions pursuant to asset sales by Debtor and its
                           co-debtors as well as direct cash payments of $25 million.
                           The secured debt owed to Bank of America by Kevco, Inc.
                           (Case No. 401-40783-BJH-11) has been guaranteed by all of
                           its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco
                           entities. The charge to equity is simply an adjustment to
                           the balance sheet.

2                 16A      During July, expense accruals made at the beginning of the year were reversed because the liabilities will not be
                           incurred as estimated. These Income Statement adjustments
                           were made in order to more accurately reflect Debtor's
                           assets and liabilities.

6                 2        The Debtor is the lessee on hundreds of real and personal
                           property leases, the vast majority of which have been
                           rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease
                           payments are reflected in the Debtor's accounts payable
                           system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply
                           does not have available to it the resources that would be
                           required to provide the detail requested. If any
                           party-in-interest desires specific information about any
                           specific lease, the Debtor will provide such information
                           upon request.